Exhibit 10.1

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated effective as of October 31, 2023 (the “Effective Date”), is made by and among enGene Holdings Inc., a company incorporated under the laws of Canada that intends to continue to a company governed by the Business Corporations Act (British Columbia) (the “Company”), Forbion European Acquisition Corp., a Cayman Islands exempted company (“FEAC”), each of the parties listed on Schedule A hereto as a “Sponsor Holder” (each, a “Sponsor Holder” and collectively, the “Sponsor Holders”), and each of the parties listed on Schedule A hereto as an “enGene Holder” (each, an “enGene Holder” and collectively, the “enGene Holders”, and, together with the Sponsor Holders, each, a “Holder” and collectively, the “Holders”).

WHEREAS, pursuant to that certain Business Combination Agreement, dated as of May 16, 2023 (the “Business Combination Agreement”), by and among FEAC and enGene Inc., a corporation incorporated and existing under the laws of Canada (“enGene”), the Cayman Merger Sub and the Can Merger Sub referred to therein, and the Company, among other things, (a) all of the issued and outstanding Class B ordinary shares of FEAC following the surrender of a portion thereof (the “Founder Shares”) were converted into Class A ordinary shares of FEAC (the “Class B Conversion”), (b) Cayman Merger Sub merged with and into FEAC with FEAC surviving the merger (the “Cayman Merger”) and all of the issued and outstanding Class A ordinary shares of FEAC (after giving effect to the Class B Conversion) were exchanged for common shares of the Company (the “Common Shares”), and all of the issued and outstanding warrants to purchase (at an exercise price of $11.50 per share) Class A ordinary shares of FEAC were assumed by the Company, and thereby became exercisable for warrants to purchase Common Shares at an exercise price of $11.50 per share (the “FEAC-Derived Warrants”), in each case on a on a one-for-one basis, and (c) Can Merger Sub and enGene amalgamated (the “Amalgamation”) in accordance with the terms of the plan of arrangement substantially in the form attached to the Business Combination Agreement and pursuant to the Amalgamation, each enGene common share outstanding immediately prior to the Amalgamation was exchanged for Common Shares the Company Exchange Ratio (as defined in the Business Combination Agreement) and each enGene warrant outstanding immediately prior to the Amalgamation was exchanged for warrants to acquire Common Shares per the Exchange Ratio (the “enGene-Derived Warrants” and collectively with the FEAC-Derived Warrants, the “Warrants”), all as further described in the Business Combination Agreement (such transactions and the other transactions consummated pursuant to the Business Combination Agreement, the “Transactions”);

WHEREAS, FEAC and each of the Sponsor Holders are parties to that certain Registration Rights Agreement dated as of December 9, 2021 (the “Prior Agreement”); and

WHEREAS, the parties to the Prior Agreement desire to terminate the Prior Agreement, and the Company and the Holders desire to provide for certain rights and obligations included herein with respect to the Registrable Securities (as defined below) held by the Holders, in each case contingent upon the occurrence of, and effective as of, Closing (as defined below).

NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. For purposes of this Agreement, the following terms and variations thereof have the meanings set forth below:

“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or Chief Financial Officer of the Company, after consultation with outside counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain a Misstatement, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making public.

“Affiliate” means, with respect to any specified Person, a Person that directly or indirectly Controls or is Controlled by, or is under common Control with, such specified Person. For purposes of this Agreement, no party to this Agreement shall be deemed to be an Affiliate of the Company or another party to this Agreement solely by reason of the execution and delivery of this Agreement. Notwithstanding the foregoing or anything to the contrary herein, any portfolio company or entity managed or controlled by any investment vehicle owned, controlled or managed by Forbion Capital Partners B.V. or any of its Affiliates (other than the Sponsor) shall not be considered an Affiliate of FEAC.

“Agreement” is defined in the Preamble.

“Amalgamation” is defined in the Recitals.

“Beneficial Owner” of a security is a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power, which includes the power to vote, or to direct the voting of, such security and/or (b) investment power, which includes the power to dispose of, or to direct the disposition of, such security. The term “Beneficially Own” shall have a correlative meaning.

“Board” means the Board of Directors of the Company or a duly authorized committee thereof.

“Business Combination Agreement” is defined in the Recitals.

“Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York, New York and Vancouver, British Columbia are open for the general transaction of business.

“Cayman Merger” is defined in the Recitals.

“Class B Conversion” is defined in the Recitals.

“Closing” means the date on which the closing of the Arrangement (as defined in the Business Combination Agreement) occurs under the Business Combination Agreement.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Shares” is defined in the Recitals.

“Company” is defined in the Preamble.

“Control” (including the terms “Controls,” “Controlled by” and “under common Control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Demand Registration” is defined in Section 2.1.1.

“Demand Requesting Holder” is defined in Section 2.1.1.

“Demanding Holders” is defined in Section 2.1.1.

“Effective Date” is defined in the Preamble.

“Effective Time” means the moment in time at which the closing of the Arrangement (as defined in the Business Combination Agreement) occurs under the Business Combination Agreement.

“enGene” is defined in the Recitals.

“enGene-Derived Common Shares” means the Common Shares issued by the Company pursuant to the Amalgamation in exchange for the issued and outstanding common shares in the capital of enGene.

“enGene-Derived Warrants” is defined in the Recitals.

“enGene Holder” and “enGene Holders” are defined in the Preamble.

“enGene Holder Lock-Up Period’ means the period starting on the Effective Date and ending at 12:01 am, US eastern time, on the enGene Lock-Up End Date.

“enGene Lock-Up End Date” means the earlier of (x) the six-month anniversary of the Effective Date and (y) the date (after the date of the Closing) on which the Company completes a liquidation, merger, amalgamation, arrangement, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Common Shares for cash, securities or other property.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FEAC” is defined in the Preamble.

“FEAC-Derived Warrants” is defined in the Recitals.

“Form S-1” means a Registration Statement on Form S-1 or any comparable successor form or forms thereto.

“Form S-3” means a Registration Statement on Form S-3 or any comparable successor form or forms thereto.

“Founder Shares” is defined in the Recitals.

“Founder Shares-Derived Common Shares” means the Common Shares issued by the Company pursuant to the Cayman Merger in exchange for the Class A ordinary shares of FEAC that were issued by FEAC pursuant to the Class B Conversion.

“Governmental Entity” means any United States, Canadian or other (a) federal, state, provincial, local, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal) or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitral tribunal (public or private).

“Holder” and “Holders” are defined in the Preamble.

“Law” means any federal, state, provincial, local, foreign, national or supranational statute, law (including common law), act, statute, ordinance, treaty, rule, Order, code, regulation or other binding directive or guidance issued, promulgated or enforced by a Governmental Entity having jurisdiction over a given matter.

“Lock-Up Period” means the enGene Holder Lock-Up Period, the Sponsor Lock-Up Period, and/or the lock-up period set forth in Article V hereof, as applicable.

“Maximum Number of Securities” is defined in Section 2.1.5.

“Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“New Registration Statement” is defined in Section 2.3.3.

“Order” means any writ, order, judgment, injunction, decision, determination, award, ruling, subpoena, verdict or decree entered, issued or rendered by any Governmental Entity.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof or other entity, and also includes any managed investment account.

“Piggyback Registration” is defined in Section 2.2.1.

“Prior Agreement” is defined in the Recitals.

“Pro Rata” is defined in Section 2.1.5.

“Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” and “Registrable Securities” means (a) the Founder Shares-Derived Common Shares held by a Sponsor Holder at the Effective Time, immediately after giving effect to the Closing of the Transactions, (b) the FEAC-Derived Warrants held by a Sponsor Holder at the Effective Time, immediately after giving effect to the Closing of the Transactions, (c) all Common Shares issuable upon the exercise of a FEAC-Derived Warrant by a Sponsor Holder, (d) the enGene-Derived Common Shares held by an enGene Holder or Sponsor Holder at the Effective Time, immediately after giving effect to the Closing of the Transactions, (e) the enGene-Derived Warrants held by an enGene Holder or Sponsor Holder at the Effective Time, immediately after giving effect to the Closing of the Transactions, (f) all Common Shares issuable upon the exercise of an enGene-Derived Warrant by an enGene Holder or Sponsor Holder and (g) any other equity security of the Company issued or issuable with respect to any such Common Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any Registrable Securities, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been Transferred in accordance with such Registration Statement; (ii) such securities shall have been otherwise Transferred, new certificates (or book entry position) for such securities not bearing a legend restricting further Transfer shall have been delivered by the Company to the Transferee, and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iv) such securities have been sold under Rule 144 (or other similar exemption under the Securities Act then in force); (v) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction; or (vi) Rule 144 (or other similar exemption under the Securities Act then in force) is available for the sale of all of such Holder’s Common Shares without regard to volume limitations, manner of sale requirements or registration requirement.

“Registration” means a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” means the out-of-pocket expenses of a Registration or Underwritten Offering, as applicable, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any fees of the securities exchange on which Common Shares are then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration or Underwritten Offering; and

(F) reasonable fees and expenses, not to exceed $100,000 in connection with any Registration Statement or Underwritten Offering, of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders or the majority-in interest of the Takedown Requesting Holders, as applicable.

“Registration Statement” means any registration statement under the Securities Act that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Required Information” has the meaning set forth in Section 6.1.

“Resale Shelf Registration” is defined in Section 2.1.1.

“Resale Shelf Registration Statement” is defined in Section 2.3.1.

“Rule 144” means such rule promulgated under the Securities Act, as the same shall be amended from time to time, or any successor rule then in force.

“SEC Guidance” is defined in Section 2.3.3.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Sponsor” means Forbion Growth Sponsor FEAC I B.V., a Dutch private limited liability company.

“Sponsor Holder” and “Sponsor Holders” are defined in the Preamble.

“Sponsor Holder Lock-Up Period” means the period starting on the Effective Date and ending at 12:01 am, US eastern time, on the Sponsor Lock-Up End Date.

“Sponsor Lock-Up End Date” means the earlier of (A) 12:01 am, U.S. eastern time, on the twelve-month anniversary of the date of the Closing and (B) following the Closing, (x) if the closing price of the Common Shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing (provided, however that any transfer restrictions applicable to Sponsor Holders shall not be lifted pursuant to this clause (B)(x) prior to the date that is one hundred and eighty one (181) days following the Closing) and (y) the date on which the Company completes a liquidation, merger, amalgamation, arrangement, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Common Shares for cash, securities or other property.

“Takedown Requesting Holder” is defined in Section 2.3.4.

“Transactions” is defined in the Recitals.

“Transfer” means to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate, exchange or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation, exchange or similar disposition of, any interest owned by a person or any interest (including a beneficial interest) in, or the ownership, control or possession of, any interest owned by a person. The terms “Transferred”, “Transferee” and similar shall be construed accordingly.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” means a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public, including for the avoidance of doubt an Underwritten Shelf Takedown.

“Underwritten Shelf Takedown” is defined in Section 2.3.4.

“Warrants” is defined in the Recitals.

ARTICLE II

REGISTRATION

Section 2.1 Demand Registration.

2.1.1 Request for Registration. Subject to the provisions of Section 2.1.5 and Section 2.4 hereof, at any time and from time to time following the Lock-Up Period applicable to any Holder, (i) Sponsor Holders who hold at least a majority in interest of the then-outstanding number of Registrable Securities held by all Sponsor Holders at such time, or (ii) enGene Holders holding at least a majority in interest of the then-outstanding number of Registrable Securities held by all enGene Holders at such time (such Holders described in clauses (i) and (ii), the “Demanding Holders”) may make a written demand for Registration of all or part of their Registrable Securities on Form S-3 (or, if Form S-3 is not available to be used by the Company at such time, on Form S-1 or another appropriate form permitting Registration of such Registrable Securities for resale by such Demanding Holders), which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Holders making a Demand Registration may request that the registration be made pursuant to Rule 415 under the Securities Act (a “Resale Shelf Registration). The Company shall, within five (5) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each such Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Demand Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Demand Requesting Holder(s) to the Company, such Demand Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as practicable, the Registration of all Registrable Securities requested by the Demanding Holders and Demand Requesting Holders pursuant to such Demand Registration. Under no circumstances shall the Company be obligated to effect more than two Registrations for the enGene Holders and two Registrations for the Sponsor Holders pursuant to a Demand Registration under this Section 2.1.1.]

2.1.2 Holder Information. The Company’s obligations to include the Registrable Securities held by a Holder in any Registration Statement are contingent upon such Holder furnishing in writing to the Company such information regarding the Holder, the securities of the Company held by the Holder and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and the Holder shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations.

2.1.3 Effective Registration. Notwithstanding the provisions of Section 2.1.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (a) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and remains effective for not less than 180 days (or such shorter period as shall terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn), or if such Registration Statement relates to an Underwritten Offering, such longer period as, in the opinion of counsel for the Underwriter or Underwriters, a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an Underwriter or dealer and (b) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, however, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency, the Registration Statement with respect to such Registration shall be deemed not to have been declared effective for purposes of counting Registrations under Section 2.1.1 above unless and until (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; provided, further, however, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or has been terminated.

2.1.4 Underwritten Offering. Subject to the provisions of Section 2.1.5 and Section 2.4 hereof, if a Demanding Holder advises the Company as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Demand Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.1.4 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Demanding Holder initiating the Demand Registration, which Underwriter(s) shall be reasonably acceptable to the Company.

2.1.5 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Company, the Demanding Holder(s) and the Demand Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holder(s) and the Demand Requesting Holders (if any) desire to sell, taken together with all other Common Shares or other equity securities that the Company desires to sell, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other shareholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holder(s) (pro rata based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Holders requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities that each Demand Requesting Holding (if any) has requested to be included in such Underwritten Registration (pro rata based on the respective number of Registrable Securities that each Demand Requesting Holding (if any) has requested to be included in such Underwritten Registration) and the aggregate number of Registrable Securities that the Demand Requesting Holders have requested to be included in such Underwritten Registration that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), Common Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), Common Shares or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.6 Demand Registration Withdrawal. A Holder shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter(s) (if any) of their intention to withdraw from such Registration (i) in the case of an Underwritten Offering, prior to the launch of the roadshow for the offering, and (ii) otherwise, prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration. If a Demanding Holder initiating a Demand Registration or a majority-in-interest of the Demand Requesting Holders (if any) withdraws from a proposed offering pursuant to this Section 2.1.6, then such registration shall not count as a Demand Registration provided for in Section 2.1. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this Section 2.1.6.

Section 2.2 Piggyback Registration.

2.2.1 Piggyback Rights. If at any time or from time to time following the Lock-Up Period applicable to any Holder hereof the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Company, other than a Registration Statement (i) filed pursuant to Section 2.1, (ii) filed in connection with any employee stock option or other benefit plan, (iii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iv) for an offering of debt that is convertible into equity securities of the Company, (v) to register the offering of securities in connection with a transaction to be registered on Form S-4 or (vi) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter(s), if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its reasonable best efforts to cause the managing Underwriter(s) of a proposed Underwritten Offering to permit the Registrable Securities requested by a Holder pursuant to this Section 2.2.1 (to the extent that such Holder is not then subject to a Lock-Up Period) to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter(s) in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of Common Shares that the Company desires to sell, taken together with (a) Common Shares, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (b) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (c) Common Shares, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Securities, then:

(i) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, Common Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing section (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1 hereof, pro rata, based on the respective number of Registrable Securities that each Holder has so requested, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Common Shares, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other shareholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and

(ii) If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, Common Shares or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing section (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, pro rata based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Common Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), Common Shares or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to (i) in the case of an Underwritten Offering, the date on which the roadshow for the offering is launched, and (ii) otherwise, the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. the Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof, and there shall be no limit on the number of Piggyback Registrations.

2.2.5 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder of Registrable Securities has elected to include securities in such registration.

Section 2.3 Resale Shelf Registrations.

2.3.1 Registration Statement Covering Resale of Registrable Securities. Notwithstanding the right of any Holder to request a Resale Shelf Registration pursuant to Section 2.1.1, the Company shall prepare and file or cause to be prepared and filed with the Commission as soon as practicable (but in any case no later than 15 calendar days after the Effective Date) a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act or any successor thereto registering the resale from time to time by Holders of all of the Registrable Securities held by the Holders (the “Resale Shelf Registration Statement”). The Company shall use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after filing, but no later than the earlier of (i) sixty (60) calendar days after the Closing (or ninety (90) calendar days after the Closing if the Commission notifies the Company that it will “review” the Registration Statement) and (ii) fifteen (15) Business Days after the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review. The Resale Shelf Registration Statement shall be filed on any then applicable form. If the Resale Shelf Registration Statement is initially filed on Form S-1 and thereafter the Company becomes eligible to use Form S-3 for secondary sales, the Company shall, as promptly as practicable, cause such Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is on Form S-3. If any Resale Shelf Registration Statement filed pursuant to Section 2.3.1 is filed on Form S-3 and thereafter the Company becomes ineligible to use Form S-3 for secondary sales, the Company shall promptly notify the Holders of such ineligibility and use its best efforts to file a shelf registration on an appropriate form as promptly as practicable to replace the shelf registration statement on Form S-3 and have such replacement Resale Shelf Registration Statement declared effective as promptly as practicable and to cause such replacement Resale Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Resale Shelf Registration Statement is available or, if not available, that another Resale Shelf Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities; provided, however, that at any time the Company once again becomes eligible to use Form S-3, the Company shall cause such replacement Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is once again on Form S-3. Once effective, the Company shall use commercially reasonable efforts to keep the Resale Shelf Registration Statement that is required to be filed pursuant to this Section 2.3.1 and Prospectus included therein continuously effective and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available at all times until the earlier of (i) the third anniversary of the Closing, and (ii) as to any particular Holder, the date on which the Holder ceases to hold any Registrable Securities. The Registration Statement filed with the Commission pursuant to this Section 2.3.1 shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement (subject to the Lock-Up Period applicable to such Holder, which shall control), and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, Holders. The Resale Shelf Registration Statement filed hereunder may also register Common Shares other than Registrable Securities, including shares sold by the Company in one or more PIPE transactions and shares issuable upon the exercise of warrants.

2.3.2 Notification and Distribution of Materials. The Company shall notify the Holders in writing of the effectiveness of the Resale Shelf Registration Statement as soon as practicable, and in any event within three (3) Business Days after the Resale Shelf Registration Statement becomes effective (which may be accomplished by the issuance of a press release with such information), and shall furnish to any Holder, without charge, at its request, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement (to the extent any of such documents are not available on EDGAR).

2.3.3 SEC Cutback. Notwithstanding the registration obligations set forth in this Section 2.3, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its reasonable best efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”) on Form S-3, or if Form S-3 is not then available to the Company for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to further limit its Registrable Securities to be included on the Registration Statement, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Holders, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders. In the event the Company amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

2.3.4 Underwritten Shelf Takedown. At any time and from time to time after a Resale Shelf Registration Statement has been declared effective by the Commission, to the extent such Resale Shelf Registration may be used for an underwritten offering, any of the Demanding Holders may request to sell all or any portion of the Registrable Securities in an underwritten offering that is registered pursuant to the Resale Shelf Registration Statement (each, an “Underwritten Shelf Takedown”); provided, however, that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include securities with a total offering price (including piggyback securities and before deduction of underwriting discounts) reasonably expected to exceed, in the aggregate, $10,000,000. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. Within five (5) days of receipt of this notice, the Company must notify all of the Holders of Registrable Securities of the Underwritten Shelf Takedown. Within five (5) days of delivery of this notice, Holders of Registrable Securities must notify the Company if they wish to participate in the Underwritten Shelf Takedown. The Company shall include in any Underwritten Shelf Takedown the securities requested to be included by any Holder within such specified timeframe (each a “Takedown Requesting Holder”). All such Holders proposing to distribute their Registrable Securities through an Underwritten Shelf Takedown under this Section 2.3.4 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Takedown Requesting Holder (who must be reasonably acceptable to the Company).

2.3.5 Reduction of Underwritten Shelf Takedown. If the managing Underwriter(s) in an Underwritten Shelf Takedown, in good faith, advise the Company and the Takedown Requesting Holders in writing that the dollar amount or number of Registrable Securities that the Takedown Requesting Holders desire to sell, taken together with all other Common Shares or other equity securities that the Company desires to sell, exceeds the Maximum Number of Securities, then the Company shall include in such Underwritten Shelf Takedown, as follows: (i) first, the Registrable Securities of the Demanding Holders, on a Pro Rata basis, (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing section (i), the Registrable Securities of the Takedown Requesting Holders, on a Pro Rata basis, that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), Common Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities.

2.3.6 Registrations effected by the Company pursuant to Section 2.3.1 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

2.3.7 Under no circumstances shall the Company be obligated to effect more than three Underwritten Shelf Takedowns for the enGene Holders and three Underwritten Shelf Takedowns for the Sponsor Holders pursuant to Section 2.3.4].

Section 2.4 Restrictions on Registration Rights. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to (but may, at its sole option) file a Registration Statement pursuant to a Demand Registration request made under Section 2.1 during the period starting with the date thirty (30) days prior to Company’s good faith estimate of the date of the filing of, and ending on a date ninety (90) days after the effective date of, a Company initiated Registration and provided that Company has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to Section 2.1.1 and that New Holdco continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective.

Section 2.5 Other Registration Rights. The Company represents that, as of the date hereof and other than as set forth herein, no Person has the right to request or require it to register any equity securities issued by it, other than (i) such registration rights granted pursuant to the PIPE Financing, the Convertible Bridge Financing and the Non-Redemption Agreement, each as defined in the Business Combination Agreement, and (ii) such registration rights as applicable under the terms of the Warrants. The Company will not grant any Person any registration rights with respect to the equity of the Company that are prior in right or in conflict or inconsistent with the rights of the Holders as set forth in this Article II in any material respect (it being understood that this shall not preclude the grant of additional demand and piggyback registration rights in and of themselves so long as such rights are not prior in right to the rights under this Agreement).

ARTICLE III

COMPANY PROCEDURES

Section 3.1 General Procedures. If at any time on or after the Effective Time the Company is required to effect the Registration of Registrable Securities, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold or are no longer outstanding;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or are no longer outstanding;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriter(s), if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

3.1.4 prior to any public offering of Registrable Securities, use its reasonable best efforts to: (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 advise each Holder of Registrable Securities covered by such Registration Statement, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any Prospectus forming a part of such registration statement has been filed (provided that any such notice may be made by the issuance of a press release including such information);

3.1.9 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is or will become available on the Commission’s EDGAR system;

3.1.10 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.11 permit a representative of the Holders, the Underwriter(s), if any, and any attorney or accountant retained by such Holders or Underwriter(s) to participate in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter(s), attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriter(s) enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.12 in the event of an Underwritten Offering, request a customary “comfort” letter from the Company’s independent registered public accounting firm, addressed to the Underwriter(s) and in customary form and covering such matters of the type customarily covered by “comfort” letters as the managing Underwriter(s) may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders and such managing Underwriter;

3.1.13 in the event of an Underwritten Offering, request one or more customary legal opinions of counsel representing the Company for the purposes of such Registration, addressed to the Underwriter(s) and “negative assurance letters” covering such matters with respect to the Registration in respect of which such opinions and letters are being given as the Underwriter(s) may reasonably request and as are customarily included in such opinions and negative assurance letters;

3.1.14 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter(s) of such offering;

3.1.15 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.16 if a Registration, including an Underwritten Offering, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter(s) in any Underwritten Offering; and

3.1.17 otherwise, in good faith, use commercially reasonable efforts to cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

Section 3.2 Registration Expenses. All Registration Expenses shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

Section 3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

Section 3.4 Suspension of Sales; Adverse Disclosure. The Company shall promptly notify each of the Holders in writing if a Registration Statement or Prospectus contains a Misstatement and, upon receipt of such written notice from the Company, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended Prospectus correcting the Misstatement, provided that the Company hereby covenants promptly to prepare and file any required supplement or amendment correcting any Misstatement promptly after the time of such notice and, if necessary, to request the immediate effectiveness thereof. If the filing, initial effectiveness or continued use of a Registration Statement or Prospectus included in any Registration Statement at any time (a) would require the Company to make an Adverse Disclosure, (b) would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, (c) requires the Company to update the financial statements contained in such Registration Statement pursuant to the rules and regulations of the Commission through the filing of a post-effective amendment which is subject to potential Commission review, or (d) in the good faith judgment of the Chief Executive Officer or Chief Financial Officer of the Company, which judgment shall be documented in writing and provided to the Holders in the form of a written certificate signed by such officer, such filing, initial effectiveness or continued use of a Registration Statement would be materially detrimental to the Company. the Company shall have the right to defer the filing, initial effectiveness or continued use of any Registration Statement pursuant to (a), (b) or (c) for a period of not more than ninety (90) days in any three hundred and sixty (360)-day period. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities.

Section 3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, shall expend commercially reasonable efforts to (i) file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act (and upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements), and (ii) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Common Shares held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including using commercially reasonable efforts to cause any legal opinions to be delivered.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

Section 4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and agents and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriter(s), their officers and directors and each person who controls (within the meaning of the Securities Act) such Underwriter(s) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall, severally and not jointly, indemnify the Company, its directors and officers and agents and each person who controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriter(s), their officers, directors and each person who controls (within the meaning of the Securities Act) such Underwriter(s) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or Affiliate of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution (pursuant to Section 4.1.5) to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall to the extent permitted by law contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by a court of law by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1.2, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

LOCK-UP

Section 5.1 Lock-Up.

5.1.1 Each Holder agrees, and the Company agrees and shall cause each director and officer of the Company to agree, that, in connection with each Registration or sale of Registrable Securities pursuant to Section 2.1, Section 2.2 or Section 2.3 conducted as an Underwritten Offering, if requested, to become bound by and to execute and deliver a customary lock-up agreement with the underwriter(s) of such Underwritten Offering restricting such applicable person or entity’s right to (a) Transfer, directly or indirectly, any equity securities of the Company held by such person or entity or (b) enter into any swap or other arrangement that Transfers to another any of the economic consequences of ownership of such securities during the period commencing on the date of the final Prospectus relating to the Underwritten Offering and ending on the date specified by the underwriters (such period not to exceed ninety (90) days). The terms of such lock-up agreements shall be negotiated among the applicable Holders requested to enter into lock-up agreements in accordance with the immediately preceding sentence, the Company and the underwriters and shall include customary exclusions from the restrictions on Transfer set forth therein, including that such restrictions on the applicable Holders shall be conditioned upon all officers and directors of the Company, as well as all such applicable Holders, being subject to the same restrictions; provided, however, to the extent any Holder is granted a release or waiver from the restrictions contained in this Section 5.1. and in such Holder’s lock-up agreement prior to the expiration of the period set forth in such Holder’s lock-up agreement, then all applicable Holders shall be automatically granted a release or waiver from the restrictions contained in this Section 5.1 and the applicable lock-up agreements to which they are party to the same extent, on substantially the same terms as and on a pro rata basis with, the Holder to which such release or waiver is granted. The provisions of this Section 5.1 shall not apply to any Holder that then holds less than one percent (1%) of then total issued and outstanding Common Shares.

ARTICLE VI

TERMINATION

Section 6.1 Prior Agreement Termination. By execution and delivery of this Agreement and contingent upon the occurrence of, and effective as of, Closing, FEAC and Sponsor (who represents and warrants that it holds at least a majority-in-interest of the “Registrable Securities” under the Prior Agreement), hereby terminate in its entirety the Prior Agreement pursuant to the power and authority granted to FEAC and the holders of at least a majority-in-interest of such “Registrable Securities” in Section 6.5 of the Prior Agreement.

Section 6.2 Termination. This Agreement shall terminate in the case of any Holder, the date on which neither the Holder nor any of its permitted assignees holds any Registrable Securities.

ARTICLE VII

GENERAL PROVISIONS

Section 7.1 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses or e-mail addresses (or at such other address or email address for a party as shall be specified in a notice given in accordance with this Section 7.1):

If to the Company, to it at:

enGene Holdings Inc.

7171 Rue Frederick Banting

Saint-Laurent, QC H4S 1Z9, Canada

Attn: Jason D. Hanson, Chief Executive Officer

Email: jhanson@engeneinc.com

with a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP

101 Park Avenue

New York, New York 10178

Attn: Howard Kenny

Email: howard.kenny@morganlewis.com

And

Blake, Cassels & Graydon LLP

595 Burrad Street, Suite 2600

Three Bentall Centre

Vancouver, British Columbia V7X 1L3

Canada

Attn: Joseph Garcia

Email: joseph.garcia@blakes.com

If to a Holder, to the address or email address set forth for such Holder on the signature page hereof.

Section 7.2 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 7.3 Entire Agreement; Assignment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), by any party without the prior express written consent of the other parties hereto.

Section 7.4 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and its respective permitted assigns), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 7.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All legal actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court; provided, however, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The parties hereto hereby (a) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (b) agree not to commence any action relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action arising out of or relating to this Agreement or the transactions contemplated hereby, (i) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (x) the action in any such court is brought in an inconvenient forum, (y) the venue of such action is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 7.6 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.6.

Section 7.7 Headings; Interpretation. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Unless the context of this Agreement clearly requires otherwise, use of the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” means “including without limitation.” The words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and such phrase shall not mean simply “if.” Any reference to a law shall include any rules and regulations promulgated thereunder, and means such law as from time to time amended, modified or supplemented. References herein to any contract (including this Agreement) mean such contract as amended, supplemented or modified from time to time in accordance with the terms thereof.

Section 7.8 Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.Section 7.9 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. Each of the parties hereby further waives (i) any defense in any action for specific performance that a remedy at law would be adequate and (ii) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

Section 7.10 Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.

Section 7.11 Amendment. This Agreement may not be amended, and no provision herein may be waived, except by an instrument in writing signed by (i) the Company, (ii) Sponsor Holders who hold at least a majority-in-interest of the then-outstanding number of Registrable Securities held by all Sponsor Holders at such time and (iii) enGene Holders holding at least a majority-in-interest of the then-outstanding number of Registrable Securities held by all enGene Holders at such time.

Section 7.12 Waiver. At any time, the Company may (a) extend the time for the performance of any obligation or other act of any Holder, (b) waive any inaccuracy in the representations and warranties of any Holder contained herein or in any document delivered by such Holder pursuant hereto and (c) waive compliance with any agreement of such Holder or any condition to its own obligations contained herein. At any time, upon the affirmative vote or written consent of (x) a majority-in-interest of the Sponsor Holders and (y) a majority-in-interest of the enGene Holders, such Holders may (i) extend the time for the performance of any obligation or other act of the Company, (ii) waive any inaccuracy in the representations and warranties of the Company contained herein or in any document delivered by the Company pursuant hereto and (iii) waive compliance with any agreement of the Company or any condition to their own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

Section 7.13 Further Assurances. At the request of the Company, in the case of any Holder, or at the request of any Holder, in the case of the Company, and without further consideration, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

Section 7.14 Corporate Opportunities. It is hereby acknowledged that the Sponsor Holders and their Affiliates participate in, and own and will own substantial equity interests in other entities (existing and future) that participate in, similar industries to the Company (the “Portfolio Companies”) and may make investments and enter into advisory service agreements and other agreements from time to time with such Portfolio Companies. Any individual who serves as a director, officer, employee, agent, partner, shareholder, member or manager of a Sponsor Holder may also serve as a director, officer, employee, agent, partner, shareholder or member of

(i) such Sponsor Holder’s Affiliate or Portfolio Company or (ii) a different Sponsor Holder or such different Sponsor Holder’s Affiliate or Portfolio Company and, at any given time, such Sponsor Holder, its Affiliates or Portfolio Companies may be in direct or indirect competition with the Company and/or its Affiliates. The Company waives, to the maximum extent permitted by Law, the application of the doctrine of corporate opportunity (or any analogous doctrine) with respect to any Sponsor Holders, their Affiliates or Portfolio Companies or any of their directors (subject to compliance by such director with his or her fiduciary duties as a director of the Company (as such, a “Sponsor Director”) and Laws applicable to the Company or its directors). As a result of such waiver, none of Sponsor Holders, their Affiliates or Portfolio Companies, nor any of their directors (subject to compliance by a Sponsor Director with his or her fiduciary duties as a director of the Company) and Laws applicable to the Company or its directors), shall have any obligation to refrain from: (A) engaging in or managing the same or similar activities or lines of business as the Company or any of its Affiliates or developing or marketing any products or services that compete (directly or indirectly) with those of the Company or any of its subsidiaries; (B) acquiring assets in the same or similar areas of operation and lines of business of the Company; (C) investing in, owning or disposing of any (public or private) interest in any person engaged in the same or similar activities or lines of business as, or otherwise in competition with, the Company or any of its Affiliates (including a Sponsor Holder or their Affiliates, a “Competing Person”); (D) developing a business relationship with any Competing Person; or (E) entering into any agreement to provide any service(s) to any Competing Person or acting as director, officer, employee, agent, partner, shareholder, member, manager or advisor to, or other principal of, any Competing Person, regardless (in the case of each of clauses (A) through (E)) of whether such activities are in direct or indirect competition with the business or activities of the Company or any of its subsidiaries (the activities described in clauses (A) through (D) are referred to herein as “Specified Activities”). To the fullest extent permitted by law, the Company hereby renounces (for itself and on behalf of its subsidiaries) any interest or expectancy in, or in being notified of or offered an opportunity to participate in, any Specified Activity that may be presented to or become known to Sponsor, its Affiliates or Portfolio Companies or any Sponsor Director, other than any such Specified Activity that was learned, discovered or sourced solely in the course of a Sponsor Director acting in such Sponsor Director’s capacity as a director of the Company or any of its Affiliates.

Section 7.15 No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party.

(Next Page is Signature Page)

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized representative to execute and deliver this Agreement as of the date first written above.

ENGENE HOLDINGS INC.

By:	/s/ Jason D. Hanson
Name:	Jason D. Hanson
Title:	Chief Executive Officer

FORBION EUROPEAN ACQUISITION CORP.

By:	/s/ Jasper Bos
Name:	Jasper Bos
Title:	Chief Executive Officer

[Company Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized representative to execute and deliver this Agreement as of the date first written above.

SPONSOR HOLDERS:

FORBION GROWTH SPONSOR FEAC I B.V.

By:	/s/ Cyril Lesser
Name:	Cyril Lesser
Title:	Director

Notice Information:

Gooimeer 2-35
1411 DC Naarden
The Netherlands

[Sponsor Holders Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized representative to execute and deliver this Agreement as of the date first written above.

ENGENE HOLDERS:

LUMIRA VENTURES III, L.P., by its general partner LUMIRA VENTURES III GP, L.P. by its general partner LUMIRA III GP INC.

By:	/s/ Vasco Larcina
Name:	Vasco Larcina
Title:	Chief Financial Officer

By:	/s/ Gerald Brunk
Name:	Gerald Brunk
Title:	Senior Vice President

Notice Information:
c/o Lumira Capital Corp. 141 Adelaide Street West
Suite 770
Toronto, Ontario M5H 3L5
Attention: Vasco Larcina
Email: vlarcina@lumira.vc

[enGene Holders Signature Page to Registration Rights Agreement]

LUMIRA VENTURES III (INTERNATIONAL), L.P., by its general partner LUMIRA VENTURES III GP, L.P. by its general partner LUMIRA III GP INC.

By:	/s/ Vasco Larcina
Name:	Vasco Larcina
Title:	Chief Financial Officer

By:	/s/ Gerald Brunk
Name:	Gerald Brunk
Title:	Senior Vice President

Notice Information:
c/o Lumira Capital Corp. 141 Adelaide Street West
Suite 770
Toronto, Ontario M5H 3L5
Attention: Vasco Larcina
Email: vlarcina@lumira.vc

[enGene Holders Signature Page to Registration Rights Agreement]

LUMIRA VENTURES IV, L.P., by its general partner LUMIRA IV GP 2020 INC.

By:	/s/ Vasco Larcina
Name:	Vasco Larcina
Title:	Chief Financial Officer

By:	/s/ Gerald Brunk
Name:	Gerald Brunk
Title:	Senior Vice President

Notice Information:
c/o Lumira Capital Corp. 141 Adelaide Street West
Suite 770
Toronto, Ontario M5H 3L5
Attention: Vasco Larcina
Email: vlarcina@lumira.vc

[enGene Holders Signature Page to Registration Rights Agreement]

LUMIRA VENTURES IV (INTERNATIONAL), L.P., by its general partner LUMIRA IV GP 2020 INC.

By:	/s/ Vasco Larcina
Name:	Vasco Larcina
Title:	Chief Financial Officer

By:	/s/ Gerald Brunk
Name:	Gerald Brunk
Title:	Senior Vice President

Notice Information:
c/o Lumira Capital Corp. 141 Adelaide Street West
Suite 770
Toronto, Ontario M5H 3L5
Attention: Vasco Larcina
Email: vlarcina@lumira.vc

[enGene Holders Signature Page to Registration Rights Agreement]

MERCK LUMIRA BIOSCIENCES FUND, L.P., by its general partner LUMIRA CAPITAL GP, L.P. by its general partner LUMIRA GP HOLDINGS CO.

By:	/s/ Vasco Larcina
Name:	Vasco Larcina
Title:	Chief Financial Officer

By:	/s/ Gerald Brunk
Name:	Gerald Brunk
Title:	Senior Vice President

Notice Information:
c/o Lumira Capital Corp. 141 Adelaide Street West
Suite 770
Toronto, Ontario M5H 3L5
Attention: Vasco Larcina
Email: vlarcina@lumira.vc

[enGene Holders Signature Page to Registration Rights Agreement]

MERCK LUMIRA BIOSCIENCES FUND (QUÉBEC), L.P., by its general partner LUMIRA CAPITAL GP, L.P. by its general partner LUMIRA GP HOLDINGS CO.

By:	/s/ Vasco Larcina
Name:	Vasco Larcina
Title:	Chief Financial Officer

By:	/s/ Gerald Brunk
Name:	Gerald Brunk
Title:	Senior Vice President

Notice Information:
c/o Lumira Capital Corp. 141 Adelaide Street West
Suite 770
Toronto, Ontario M5H 3L5
Attention: Vasco Larcina
Email: vlarcina@lumira.vc

[enGene Holders Signature Page to Registration Rights Agreement]

FORBION III MANAGEMENT B.V., as director of FORBION CAPITAL FUND III COOPERATIEF U.A.

By:	/s/ Marco Boorsna
Name:	Marco Boorsma
Title:	Proxyholder

By:	/s/ Geert-Jan Mulder
Name:	Geert-Jan Mulder
Title:	Authorized Signatory

Notice Information:
Goomeer 2-35 1411 DC Naarden
The Netherlands
Attention: Marco Boorsma
Email: marco.boorsma@forbion.com

[enGene Holders Signature Page to Registration Rights Agreement]

FONDS DE SOLIDARITÉ DES TRAVAILLEURS DU QUÉBEC (F.T.Q.)

By:	/s/ Geneviève Guertin
Name:	Geneviève Guertin
Title:	Vice-President, Private Equity and Impact Investing – Life Sciences

Notice Information:
545 Crémazie Boulevard East
Suite 200
Montréal, Québec, H2M 2W4
Attention: Vice-President, Legal Affairs
Email: affairesjuridiques@fondsftq.com

[enGene Holders Signature Page to Registration Rights Agreement]

By:	/s/ Anthony T. Cheung
Name:	Dr. Anthony T. Cheung

Notice Information:
3960 Saint-Hubert Street Suite 3
Montreal, Quebec H2L 4A5

By:	/s/ Richard Glickman
Name:	Dr. Richard Glickman

Notice Information:
7764 West Saanich Road
Brentwood Bay, BC V8M 1R7

[enGene Holders Signature Page to Registration Rights Agreement]

Schedule A

Sponsor Holders

Name of Holder	Number of Shares	Number of Warrants
Forbion Growth Sponsor FEAC I B.V.	3,765,932	1,736,406

enGene Holders

Name of Holder	Number of Shares	Number of Warrants
Lumira Ventures III, L.P.	1,341,790	114,945
Lumira Ventures III (International), L.P.	44,647	3,825
Lumira Ventures IV, L.P.	348,686	38,301
Lumira Ventures IV (International), L.P.	83,816	9,207
Merck Lumira Biosciences Fund, L.P.	1,077,386	145,603
Merck Lumira Biosciences Fund (Québec), L.P.	152,974	20,673
Forbion Capital Fund III Coöperarief U.A.	2,894,199	475,076
Fonds de Solidarité des Travailleurs du Québec	2,642,110	446,572
Dr. Anthony T. Cheung	49,933	—
Dr. Richard Glickman	24,555	—

Schedule A